TCW ETF TRUST

TCW Compounders ETF

(Ticker: GRW)

Supplement dated September 2, 2025 to the Prospectus,

the Summary Prospectus, and the Statement of Additional Information,

each dated February 28, 2025, as supplemented

Important Notice Regarding Change in Fund Name

Effective on or about September 15, 2025, the name of TCW Compounders ETF will be changed to TCW Durable Growth ETF. All references in the Prospectus, Summary Prospectus and Statement of Additional Information to TCW Compounders ETF will be changed to TCW Durable Growth ETF.

In connection with the name change, the first paragraph of the Prospectus under Principal Investment Strategies will be deleted and replaced with the following:

“The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences. The Adviser aims to actively capture returns from “durable growth” companies — companies that it believes have long-term growth, quality, and durability characteristics as a result of such economic transformation or could play a central role in enabling other companies to do the same.”

Shareholders should retain this Supplement for future reference.